SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2009

WELWIND ENERGY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

 (former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10-20172 113B Avenue Maple Ridge, British Columbia Canada V2X 0Y9
(Address of principal executive offices)
(604) 460-8487
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Welwind Energy International Corp.
From 8-K
Current Report

Item 7.01 Regulation FD Disclosure.

On February 18, 2009, Welwind Energy International, Corp. (the “Registrant”) held an investor conference call.  The Registrant anticipates that an audio recording of the call will be made available, in its entirety, on the Company’s website at http://www.welwind.com/ir-conference_calls.php by February 27, 2009.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Well	Welwind Energy International Corp.
Dated: February 24, 2009

	By:	/s/ Tammy-Lynn McNabb
Name: Tammy Lynn McNabb
Title: CEO